Meeting Discussion Boards

Fall 2003
EEI Financial Conference

October 26th – 28th, 2003

Entergy

Safe Harbor Statement & Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

Entergy's Business

Entergy Nuclear Northeast
- ▲ 5 non-utility plants
- 4 GW generating capacity
- △ 2 Operating Contracts

Entergy-Koch Trading Europe
- ★ London Headquarters
- Member of Amsterdam Power Exchange, Leipzig Power Exchange, Nordpool and International Petroleum Exchange



Domestic Utility
- 2.6 million customers
- 4 contiguous states
- 5 regulatory jurisdictions
- 22 GW generating capacity
- 15,500 miles transmission

Energy Commodity Services
- ★ Entergy-Koch, LP - Houston Headquarters
- — Approximately 8,000 miles of gas pipeline
- ⬢ 68 BCF gas storage
- Leading energy trader
- ● Power and gas assets under management
- ⊗ Non-nuclear wholesale assets

Entergy’s Strategy


Financial Aspirations
Strategic Themes
Portfolio of Business Models
Leadership
Capabilities

What We Want To Achieve

- Top quartile total shareholder return
- Average annual earnings growth of 8-10% near-term; 5-6% long-term
- Improved business position – A credit rating
- 10% long-term return on invested capital
- Consistent annual dividend increases

What We Believe Creates Value

- Creative regulatory solutions
- High operating productivity
- POV-based portfolio decisions

How We Compete

- Integrated utility: delivering reliable electricity
- Nuclear: operating at high productivity levels
- EK: providing leading risk products/services

Who We Are

- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Financial

Operational Earnings
$/share



$1.92
$2.08
$2.80
$3.24
$3.81
$4.25
$4.15
$4.30
$4.10
98
99
00
01
02
03E
04E
Company Guidance Range

Projected Liquidity
3Q03-2005, $ billion



0.6
3.2
5.2
(1.3)
(3.0)
(1.0)
(0.8)
3.3
Available for Investment, Debt/Equity Retirement, Dividend Increases
Beg. Cash
Total Financings
OCF
Debt Maturities
Capital Investment
Dividend
Target Liquidity
End Cash

Net Debt to Total Capital
%



Target 50%
Projected Range
50
40
30
20
10
0
98
99
00
01
02
03E
04E
05E

Cash Flow Interest Coverage Ratio
 # times



Target 5x
Projected Range
6
4
2
0
98
99
00
01
02
03E
04E
05E

Reduced Debt

Maturities in 03-07
% of total debt


51%
49%
24%
9/30/02
Today

Net Debt to Net Capital Ratio
%


4.7%
48.9
46.6
9/30/02
Today

Strategy

- $3.9 billion of financings in past year emphasize duration matching and prefunding
  - Take advantage of lower interest rate environment
  - Extend duration of maturities to match asset life
- Renew corporate revolver and place long-term corporate debt

Recent Issuances

Company	$ million	Interest Rate	Maturity
Entergy Gulf States	325	3.60%	6/08
Entergy Gulf States	275	1.96%	6/07
Entergy Gulf States	240	6.20%	7/33
Entergy Gulf States	200	5.25%	8/15
Entergy Gulf States	200	5.20%	12/07
Entergy Arkansas	150	5.40%	5/18

Avg. Remaining Life of Bonds
Years


9.5
12.1
27%
9/30/02
Today

Avg. Coupon of Securities
%


6.3
6.1
3%
9/30/02
Today

Bonds Maturing Through 2005
$ billion


69%
3.5
0.5
0.6
To be funded in cash
9/30/02
Today

Productivity Improvements

1 Other Industries Prove Productivity is Achievable

Productivity by Industry
93-00; Multifactor Productivity Index



130
120
110
100
90
80
70
93 94 95 96 97 98 99 00
5.6%
0.8%
2.2%
1.7%
0.8%
0.5%
Total Manufacturing
Electric/Gas Utility
Petroleum Refining
Chemical/Allied Products
Textiles
Industry Machinery/Computer Equip

2 Cost Efficiency Is Correlated with Reliability



Cash Cost per Customer
Low
High
Low
High
Reliability / Customer Service

3 Back to Basics Strategy Sets Stage for Productivity Improvement

Productivity Driver	Recent ETR Achievements
Implement New Technology	•Customer Information System •Distribution Information System •Supply Chain/Inventory Information System •Financial processing upgrades
Improve Capacity Utilization	•Nuclear uprates •Nuclear license extensions •Fossil units returned to service
Make Capital Investments	•Utility reliability investment ($1B > depreciation since 99) •Nuclear uprates
Improve Managerial/ Workforce Skills	•Distribution ops aligned with jurisdictions •New call center agent incentive programs •Nuclear management model applied to acquired plants

4 Entergy's Track Record Demonstrates Feasibility

Nuclear Production Cost
$/MWh



CAGR
4.6%
Inflation Adjusted
30
25
20
15
10
5
0
88 90 92 94 96 98 00 02

5 Productivity Goals Are Clear and Baselines Established

Projected Cost Savings
Utility/Parent, 03E – 06E, $ million



Less EAI storm costs
O&M
1,665
CapX
1,155
(45)
(305)
35
O&M
1,655
CapX
850
02 Base
Productivity Improvement
CapX Reductions
Inflation
06E
Income Statement
02 06E
Revenue --- ---
Expenses 1,665 1,665
Cash Flow Statement
02 06E
OCF --- ---
CapX 1,155 850
FCF --- ---
Operating Statistics
02 06E
Sales 102 106
Customers --- ----
Productivity
Sales/(O&M + CapX)
36
42
4%
CAGR
02
06E

Projected Cost Savings
Nuclear, 03E – 06E, $ million



Adj. for VY and RFO
755
(135)
620
02 Base
Productivity
06E
Income Statement
02 06E
Revenue --- ---
Expenses 755 620
Operating Statistics
02 06E
Generation 30.0 34.9
Capacity Factor --- ----
Productivity
Generation/(O&M + RFO)
40
56
9%
CAGR
02
06E

6 Sources of Improvement Emphasize Consolidation

Sources of Improvements
%; Utility and Nuclear



Standardization
Benefits Changes
M/S Purchasing
New Technology
Organization Changes
Generation Sourcing
Consolidation

7 Significant Progress Will Be Made in 04

Date	Milestone
4Q03	•Voluntary Severance Program •New Customer Care System
1Q04	•Medical benefits changes •T&D reorganization
2Q04	•Outage standardization at VY
3Q04	•Outage standardization at Indian Point 2 and Fitzpatrick
4Q03	•New financial process and system
05	•Benefits program improvements

Domestic Utility

Service Territory



Strategy

- Provide highly reliable and cost-effective service to 2.6 million electric and 240,000 gas customers
- Execute back to basics strategy to improve regulatory relationships by investing in reliability and improving service to customers
- Obtain recovery of investment and incentives to earn above allowed ROEs

Operational

	98	00	02	03 YTD
SAIFI, number	3.5	2.2	2.0	1.8
SAIDI, days	278	172	164	155
Complaints, #	535	196	110	117

Financial

	98	99	00	01	02	03E
EPS Operational	2.36	2.26	2.65	2.46	2.57	2.70
OCF, $ billion	1.7	1.4	1.7	1.6	2.3	
ROIC, %	6.7	7.1	7.5	7.2	6.9	

Fundamental Revenue Growth

Retail Sales
%, 02



Industrial 30%
Residential 40%
Commercial & Governmental 30%

Retail Sales
TWh, 98-02



CAGR 1.6%
105
100
95
90
As reported
Weather Adjusted
98
99
00
01
02

Regulatory Rate Actions

Jurisdiction	Effective Date	Action
Entergy Arkansas	05	Filing planned to get ~$250 million ANO1 steam generator replacement in rates; potential $30 million rate increase
Entergy Gulf States	05	Filing planned to get supply plan in rates
Entergy Louisiana	05 or 06	Filing planned to get supply plan in rates; potential $170 million rate increase request
Entergy Mississippi	03	$48 million rate increase approved; potential ROE of 13.86% before 50/50 sharing
Entergy New Orleans	03	$30 million rate increase approved; potential ROE of 13.25%

Credit Ratings

Company	Rating	Net Debt/ Net Capital	Cash Coverage
Entergy Arkansas	BBB+/Baa2	50%	5.3x
Entergy Gulf States	BBB-/Baa3	53%	3.1x
Entergy Louisiana	BBB+/Baa2	45%	12.2x
Entergy Mississippi	BBB/Baa2	53%	4.4x
Entergy New Orleans	BBB-/Baa3	57%	4.9x
System Energy (SERI)	BBB-/Baa3	50%	4.7x

Entergy System Profile


North Arkansas' Profile
ETR Peak Load
Merchant Capacity 704 MW
North Arkansas Region
ETR Load
ETR Capacity
Total Regional Supply Sources
Supply Sources Legend
CT Merchant Generation
CCGT Merchant Generation
Off-System Import Capability
Intra-System Import Capability
ETR L-F Peaking Capacity
ETR L-F Base Load Capacity
Load Type Legend
ETR Load Following/Peaking Load
ETR Base Load
Central's Profile
Central Region
Merchant Capacity 12,712 MW
WOTAB's Profile
Merchant Capacity 2,689 MW
WOTAB Region
Amite South's Profile
Amite South Region
Merchant Capacity 530 MW

Note: Import Capability, Load & Capacity are forecast estimates for 2004

Objectives

- Secure long-term reliable electricity supply to cover Entergy's 3000 MW short position with a diversified resource mix
- Deliver electricity to customers at overall lower cost
- Convert volatile fuel pass-through to stable base rate recovery

Financial

Rules of thumb for asset purchase

- 1000 MW @ $300/Kw
  = $35 M Revenue Requirement
  = $290 M Rate Base
  = $15 M Net Income

RFP Process Summary Results

	Proposals Received	Contracted Capacity	Notes
Fall 02	133	550 MW	725 MW Acquisition under negotiation
Supplemental 03	24	220 MW	
Spring 03	74	380 MW	In discussions with 5 bidders for long-term resources
Self Supply		520 MW	
Total	231	1,670 MW	

Supply Plan Vs. Existing Generation


Supply Requirements
24,000 MW
21,000 MW
13,500 MW
9,500 MW
Hourly Demand %
120%
100%
80%
60%
40%
20%
0%
Reserve Requirement
Low Load Factor Load Following
High Load Factor Load Following
Base Load Requirement
0% 20% 40% 60% 80% 100%
% of Annual Hours Load is Exceeded
Existing Gas Gen > 11,500 HR
Existing Gas Gen < 11,500 HR
Capacity Need
Base Load Need
Existing Base Load
Life of Unit Options
Term Options
CT
Call Options
CT MUCCO
CT MUCPA
Conv. Gas
CT
CCGT
CT/CCGT MUCPA
CT/CCGT MUCCO
Call Options
Conv. Gas
CCGT
CCGT MUCCO
CCGT MUCPA
LD 5X16
QF Purchase
CCGT
Coal
CCGT MUCPA
LD 5X16
LD 7x24
QF Purchase

ENOI Case Study

ENOI before new strategic supply plan

Production Mix


73%
Gas/Oil/Purchases
27%
Coal/Nuclear

ENOI's production costs were very sensitive to gas and purchased power costs

ENOI Production Cost

$/MWh


$47
$55
$63
$3/mmbtu
$4/mmbtu
$5/mmbtu
Market Gas Price

ENOI after new strategic supply plan


44%
Gas/Oil/Purchases
56 %
Coal/Nuclear

New supply plan provides diversity of new resources and reduces sensitivity to gas prices


$42
$45
$48
$3/mmbtu
$4/mmbtu
$5/mmbtu
Market Gas Price

Texas Service Territory


EGSI-TX

Texas Strategy

Obtain competitive rate of return through regulatory rate increase or Retail Open Access


EGSI-Texas
Operational ROE; %
7.5
6.8
02
03E

Potential Rate Increase Components

- ~$40 million revenue increase to cover ~$25 million net income shortfall
- Recovery of $100+ million spent since 99 to prepare for competition

Retail Open Access Milestones

Obtain FERC approval of protocols	1Q04
Obtain certification of RTO	1Q04
Initiate pilot program	2Q04
Pass market readiness test	3Q04
Complete business separation plan	4Q04

Customer Profile

Regulated Customers by Class
02, thousands

Residential	317
Commercial	38
Governmental	2
Industrial	4
Total	361


Energy Sales
02, % of GWh
Residential 33%
Industrial 41%
Commercial & Gov't 26%
Sales 15GWh

Competitive Customers by Class
10/03, thousands

Residential	58
Commercial & Industrial	5
Total	63


Energy Sales
03E, % of GWh
Residential 52%
Commercial & Industrial 48%
Sales 1.5GWh

Unbundled Structure


Customer
Pays
$ PTB Rate
Retail
Pays
$ PPA Price
Genco
Pays
$ Non-Bypassable Charge
Produces MWhs
T&D Business
Delivers MWhs

Generation Mix


Generating Capacity
02, % of GWh
Purchased Power 30%
Nuclear & Coal 30%
Gas 40%
Total Capacity 3,100MW

Potential Financial Profile by Business

T &D Business

Distrib. Rate Base	$0.6B
Transm. Rate Base	$0.2B
Total T&D Rate Base	$0.8B
Return on Equity	11%
% Equity	40%
T&D Earnings Range	$25-$35M

\+

Retail and Genco


Net Income
05-08 Annual Average, $ million
120
100
80
60
40
20
0
Low Switching
Normal Switching
High Switching
Earnings range $15 to $80 million
$3.50
$4.00
$4.50
$/MMBtu

	$M
Trans. & Dist.	25-35
Retail & Genco	15-80
Total	40-115

Nuclear



EN - West?
EN - Midwest?
EN - NE
EN - South
Small Scale Plants
ETR Owned Plants
ETR Operated Plants

Note: Map includes only plants whose owners operate three units or less

Strategy

- Premier nuclear operations by maximizing output and safety while minimizing cost
- 2nd largest nuclear operator with nearly 9,000 MW owned at eight plants
- Management service provider: Cooper (764 MW) & Maine Yankee decommissioning

Operational

	Before ETR	03E	04E
Capacity Factor, %	77	93	93
Production Cost, $/MWh	29	21	20
Outage Duration, Days	46	25	30

Financial

	99	00	01	02	03E
EPS	0.06	0.22	0.57	0.88	0.87
OCF, $million	18	92	263	282	
ROIC, %		7.0	9.2	10.6	

Contracts

Energy Contract Portfolio

%, as of 3Q03



100%
100%
39%
35%
27%
03E
04E
05E
06E
07E

05 Open Position

TWh	Plant	ΔPrice	$M
16	IP2/3	$2.50	$40
4	All other	$0.00	0
21	Total		$40

Capacity Contract Portfolio

%, as of 3Q03



100%
82%
27%
17%
15%
03E
04E
05E
06E
07E

Productivity Improvements

Projected Cost Savings

03E – 06E; $ million



755
(10)
(60)
(55)
(5)
620
Adj. for VY and RFO
02 Base
03E
04E
05E
06E
Total

Key Milestones	Beginning
•Reduce Contractors	03
•Voluntary Severance	03
•Reduce Station Service	04
•Outage Costs/Duration	04
•Benefits Plan Changes	05

Uprates

Capacity Additions

MW



3,955
46
110
97
4,208
02
03E
04E
05E
Total

Uprate Plan Statistics

Avg. Capital Cost	$700/Kw
Avg. Revenue	$80 million
Avg. EPS	$0.20
Avg. ROIC	25%

Gulf South Pipeline and Storage


Mississippi
Alabama
Florida
Texas
Louisiana
Gulf of Mexico
Gulf South Storage
Gulf South Pipeline
Gulf Pines Pipeline
Panhandle
Trunkline
Sea Robin
GULF SOUTH
PIPELINE

Strategy

- Operational excellence in serving local distributors, industrials, power plants, and other pipelines
- Strategic location near Gulf of Mexico reserves
- Interconnection with key U.S. pipelines

Operational

	01	02	03YTD
Throughput, BCF/day	2.45	2.40	1.98
Production Cost, $/mmbtu	0.093	0.094	0.137

Financial

	01	02	03YTD
EPS	0.13	0.22	0.07

Diversified Revenue Sources

Customer Class


LDCs
Industrials/ Power Plants
Pipeline Interconnect
Other
Storage

Service Revenue


Firm Transport
Storage, Parking, & Lending
Interruptible Transport/ Other
No Notice
Fuel Retained

Cost Improvement


Production Cost
$ million
122
113
86
91
83
81
34%
SG&A
O&M
97
98
99
00
01
02

Storage Expansion

Major Gulf Coast Supply Points → **Magnolia Storage Expansion** *Southeast Louisiana 4Q03* → FGT, Gulfstream, Southern Natural, Texas Eastern, Transco, Other interstate pipelines

- Initial capacity: 4.1 Bcf
- Withdrawal capacity: 400 mmcf/day
- Injection capacity: 200 mmcf/day
- Numerous interconnections: 140
- Expanded capacity to 6.5 Bcf in 2007

Entergy-Koch Trading

Strategy

Targeted Earnings Contribution


Physical Optimization
35%
50%
Point of View Trading
15%
Financial Optimization

- Disciplined and analytically based trading - gas, power, weather
- Emphasis on highly liquid, short-term markets
- Asset/financial optimization balance; POV trading
- Targeted storage and asset position expansion

Operational

	01	02	03YTD
Electricity Volatility, %	78	48	62
Gas Volatility, %	72	61	62
Gain/Loss Days Ratio	2.8	1.8	1.5

Financial

	01	02	03YTD
EPS	0.34	0.36	0.74
Avg. DE@R, $ million	6.4	10.8	14.9

Profile

Trading Book Duration
$ million, 9/30/03


171
(40)
(26)
105
<1 Yr
1-2 Yrs
>2 Yrs
Total

Credit Exposure
$ million, 9/30/03


300
200
100
0
AAA
AA
A
BBB
Lower, Not Rated

Customers

Customer Derivative Contracts
Year-over-Year Change; %


+74%
+12%
02
YTD 03

Asset Positions Under EKT Management
01 vs. 3Q03


Delivery (Bcf/Day)
125%
1.0
2.3
01
Today
Storage (Bcf)
200
31%
139
01
Today
Power (GW)
64%
7.4
12.1
01
Today

Distribution

Distribution of Daily Earnings
01-03YTD, days


150
100
50
0
$0

Goals

	98-03 Results	*Near-Term Aspirations*	*Long-Term Aspirations*
Operating Performance	• Grew operational earnings 19% * • Improved net margin from 4.7% to 10.8%	• Deliver average annual earnings growth of 8-10% • Improve net margin • Achieve $145M in cost savings	• Deliver average annual earnings growth of 5-6% • Maintain top quartile net margin • Maintain top quartile cost position
Financial Flexibility	• Lowered net debt to net capital from 54.5% to 46.5% • Obtained ELI rating upgrade; new investment-grade rating at Parent • Increased coverage from 3.6x to 5.6x	• Maintain or improve 45-50% net debt to net capital ratio • Maintain or improve 5x or better cash interest coverage	• Further improve credit metrics and business position • Achieve an A credit rating
Investment Returns	• Increased ROIC from 6.6% to 7.6% • Achieved total shareholder return of 106%, 16.4% avg. annually	• Achieve 9% return on invested capital • Reinvest at high rate of return	• Achieve 10% return on invested capital • Annually increase the dividend • Deliver top quartile total shareholder return

**Midpoint of company earnings guidance, excluding weather*